1Q 2014 Investor Presentation May 2014 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of the expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, development of claims and the effect on loss reserves, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the
Company's products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices,  developments relating to existing agreements, heightened competition, changes in pricing  environments, and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements as a result of events or developments subsequent to the presentation.
2.

Atlanta • Bermuda • Boston • Brussels • Chicago • Dallas • Denver • Dubai • Houston • Irvine • London
Los Angeles • Malta • New York • Paris • Peoria • Portland • Richmond • Rio de Janeiro
Rockwood • San Antonio • San Francisco • Sao Paulo • Scottsdale • Seattle • Singapore • Zurich

3.
Argo Group at a Glance
Exchange / Ticker: NASDAQ / “AGII”
Share Price: $45.21
Market Capitalization: $1.2 billion
Annual Dividend / Yield: $0.60 per share / 1.3%
Gross Written Premium: $1.9 billion
Capital: $2.0 billion
Analyst Coverage: Raymond James (Outperform) - Greg Peters
Sterne Agee (Buy) - Dan Farrell
William Blair (Outperform) - Adam Klauber
Compass Point (Neutral) - Ken Billingsley
Dowling & Partners (Neutral) - Kyle LaBarre
Guggenheim (Neutral) - Bijan Moazami
KBW (Market Perform) - Brett Shirreffs
Macquarie (Neutral) - Amit Kumar
Note: Market information as of May 5, 2014 and annual performance figures as of TTM March 31, 2014.

4.
Global underwriter of specialty insurance &
reinsurance
Strategically located in major insurance centers
• U.S., Bermuda and London
Established presence in attractive markets
• Leader in U.S. Excess & Surplus Lines
• Top Quartile Lloyd’s Syndicate by stamp
• Strong core Commercial Specialty franchise
• Flexible reinsurance & excess casualty platform
• Primary presence in Brazil
Diversified by geography, product & distribution
Broad and strong producer relationships
• Retailers, wholesalers and brokers (Lloyd’s, Re)
“A” (excellent) A.M. Best rating
Primary
Insurance
Reinsurance
Property
Casualty
GWP by Business Type
GWP by Business Mix Argo Franchise Overview
Leading Specialty Franchise

5.
Sustainable competitive advantage
• Niche markets
• Underwriting expertise
• Superior customer service
• Product innovation
Profitable organic & strategic growth
• Profitable through cycles
• Key underwriters/teams
• Deals that meet stringent criteria
Deep, tenured management team
Active capital management
5.
Maximize
Shareholder
value through
growth in
Book Value
per Share
Strategy Aligned Toward Shareholder Value

GWP* ($ millions)
2,000
1,600
1,200
800
400
Risk Management (sold renewal rights in 2005)
International Specialty
Syndicate 1200
Commercial Specialty
Excess & Surplus Lines
$622
$788
$903
$1,056
$1,153
$1,182
$1,605
$1,987
$1,530
$1,544
$1,744
$1,888
$1,913
15%
31%
22%
32%

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	'14/1Q TTM
BVPS			$27.60	$30.46	$35.52	$41.05	$39.62	$47.00	$52.55	$50.54	$55.22	$58.96	$60.29
Total Capital (Millions)			$717	$860	$992	$1,754	$1,763	$1,975	$1,986	$1,840	$1,915	$1,966	$1,999

6.
Evolution of Growth and Diversification
2001
• Acquired Colony
and Rockwood
• Founded Trident
(Public Entity)
2005
• Sold Risk
Management
business
2007
•
•
• Formed Argo Re
2008
•
2011
• Established  local
presence in Brazil
6.
*Excludes GWP recorded in runoff and corporate & other.
Acquired Lloyd’s
Syndicate 1200
Rebranded Argo Group
Completed acquisition
in Bermuda

7.
Argo Group Business Mix ($1.9B in GWP)
7.
GWP by Segment
Excess &
Surplus Lines
Commercial
Specialty
Syndicate
1200
International
Specialty
31%
15%
32%
GWP by Product
GWP by Geography
United
States
London
Bermuda
*Data is based on TTM as of March 31, 2013. Excludes GWP recorded in runoff and corporate & other.
22%
16%
Excess &
Surplus Lines 32%
Other
Commercial
Specialty
Property
Public Entity
21%
5%
6%
Marine &
Aerospace
Surety 2%
Alteris
Mining 4%
Emerging Mkts 8%
6%
Emerging Markets 4%
54%
11%
31%
GWP by Business Type
Primary
Insurance
Reinsurance

Retail Broker / Agent	General Agency	Wholesale Broker	Lloyd's Market	Reinsurance Broker
Commercial Specialty	Rockwood	X				
	Argo Insurance	X				
	Trident	X				
	Surety	X		X		
	Commercial Programs	X				
	Alteris		X			
Excess & Surplus Lines	Contract		X			
	Transportation		X			
	Casualty			X		
	E&O	X		X		
	D&O	X		X		
	Environmental			X		
	Allied Medical	X		X		
	Specialty Property			X		
Syndicate 1200	Liability				X	
	Property				X	
	Aviation				X	
	Marine				X	
International Specialty	Excess Casualty	X		X		
	Professional Liability	X		X		
	Emerging Markets	X		X		
	Reinsurance					X

8. Multi-Channel Distribution Strategy

BVPS2
$70
$60
$50
$40
$30
$20
$10
10.3% CAGR (Incl. Dividends)
$21.27
$21.27
1.1x
$24.75
$24.75
1.1x
$27.60
$27.60
1.2x
$30.46
$30.46
1.6x
$35.52
$35.52
1.7x
$42.55
$41.05
1.2x
$41.12
$39.62
0.9x
$48.50
$47.00
0.8x
$54.49
$52.55
0.7x
$52.92
$50.54
0.7x
$58.03
$55.22
0.6x
$62.36
$58.96
0.8x
$63.83
$60.29
0.8x

9.
Maximizing Shareholder Value – BVPS Growth
1
Price / book calculated at 52-week high and most recent book value per share. Stock price adjusted for PXRE merger for 2006 and prior years.
2
Book value per common share – outstanding:
- Adjusted for June 2013 stock dividend
- 2008-2011 restated to reflect adoption of ASU 2010-26 (related to accounting for costs associated with acquiring or renewing insurance contracts); 2007 and prior not restated
- 2006 and prior years adjusted for PXRE merger
- 2003-2006 includes impact of Series A Mandatory Convertible Preferred on an as-if converted basis. Preferred stock fully converted into common shares as of Dec. 31, 2007
9.
2002
Reported Book Value
Cumulative Dividends
Price/Book¹
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q ‘14

10.
Scale 2002 2006 TTM 1Q '14 '02-1Q'14 Factor
Gross Written Premiums $622.1 $1,155.6 $1,913.3
3.1x
Net Written Premiums 484.0 847.0 1,349.1
2.8x
Net Earned Premiums 378.4 813.0 1,325.3
3.5x
Financial Strength 2002 2006 TTM 1Q '14 '02-1Q'14 Factor
Total Assets $2,208.9 $3,721.5 $6,431.4
2.9x
Total Investments 1,181.3 2,514.1 4,118.5
3.5x
Shareholder's Equity 327.7 847.7 1,594.9
4.9x
Total Capital 327.7 992.0 1,998.5
6.1x
Debt / Total Capital 0.0% 14.5% 20.2%
A.M. Best Rating A A A
Substantial Growth and Financial Strength

$200
$175
$150
$125
$100
$75
$50
GWP ($M)
9.7%
$127.6
$140.0
2013
2014

$125
$100
$75
$50
GWP ($M)
-0.2%
$106.1
$105.9
2013
2014

$125
$100
$75
$50
$25
$0
GWP ($M)
6.4%
$78.2
$83.2
2013
2014

$175
$150
$125
$100
$75
$50
GWP ($M)
5.9%
$126.1
$133.6
2013
2014

11.
Combined Ratio 93.3% -6.6% 86.7% Combined Ratio 89.6% -5.5% 84.1%
Combined Ratio 98.6% 2.9% 101.5% Combined Ratio 95.6% -6.2% 89.4%
1Q YoY Gross Written Premium & Combined Ratio
11.
Consolidated GWP up 5.7% and Combined Ratio down 3.9% in 1Q 2014 vs. 1Q 2013
Excess & Surplus Lines Commercial Specialty
International Specialty Syndicate 1200

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
-
PTOI* ($ millions)
*Excludes interest expense
$101.4
$112.7
$98.3
$64.7
$71.0
$74.4
$83.2
$96.3
$21.7

$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
-
GWP ($ millions)
$753.2
$726.5
$684.3
$642.3
$522.6
$478.9
$513.5
$594.2
$606.6

12.
88.9% 89.3% 99.6% 97.4% 95.5% 91.9% 93.3% 89.4% 88.1%
About Us
• Leader in U.S. Excess & Surplus Lines
• Strong relationships with national,
local and regional wholesale brokers
• Seasoned U/W expertise is a competitive
advantage
• Target all sizes of non-standard (hard-to-place)
risks, with focus on small/medium accounts
• Underwrites on both admitted & non-admitted
basis and across all business enterprises via
two brands:
GWP by Business Unit (TTM 3/31/14)
Casualty 33%
Transportation 11%
Environmental 5%
Allied Medical 6%
Management Liability 5%
Property 11%
Contract  23%
Errors & Omissions 5%
Excess & Surplus Lines Segment (32% of TTM GWP)
12.
Combined Ratio
PTOI
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘13 ‘11 ‘10 ‘09 ‘08 ‘06 ‘12 ‘07 ‘14/1Q*
*Data is based on YTD as of March 31, 2014.
’13 ‘11 ‘10 ‘09 ‘08 ‘06 ‘12 ‘07 ‘14/1Q*
*Data is based on TTM as of March 31, 2014.
• Colony Specialty
• Argo Pro

13.
97.4%
95.5%
91.9%
88.1%
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
98.0%
100.0%
2010 2011 2012 2013
E&S Operating Platform Enhancement
New segment
management team
is formed
Year of
restructuring and
strategy
enhancement
Year of execution
on the newly
restructured
platform
Continued
execution and
combined ratio
improvement
Through restructuring initiatives and strategy enhancement,
Argo enters 2014 as an industry-leading E&S underwriter

$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
-
($10.0)
($20.0)
($30.0)
PTOI* ($ millions)
*Excludes interest expense
$50.4
$61.3
$43.0
$45.8
$36.3
$1.4
($18.9)
$25.2
$2.5

$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
-
GWP ($ millions)
$389.1
$420.7
$510.9
$475.7
$428.1
$428.8
$437.0
$419.1
$418.9

14.
Commercial Specialty (22% of GWP)
About Us
• Business primarily placed through
retail distribution partners
• Argo Insurance – Designs customized
commercial insurance programs for grocers, dry
cleaners, restaurants and other specialty retail
clients
• Trident – 2
nd
largest provider of insurance to
small and midsize U.S. public entities
• Rockwood – 2
nd
largest provider of commercial
insurance to coal mining industry
• Alteris – fee based business where Argo or
others accept the risk
Combined Ratio
PTOI
GWP by Business Unit (TTM 3/31/14)
U.S. Retail (Argo Insurance) 18%
Restaurants 6%
Grocery 8%
Dry Cleaners 2%
Other Industries 2%
Public Entity
(Trident) 22%
Surety 11%
Mining
(Rockwood) 19%
Other 3%
Alteris Managed Premium 26%
Other <1%
Transportation 3%
State Workers’ Comp Funds 7%
Self Insured Public Entity 6%
89.4% 88.7% 95.6% 98.1% 108.3%115.1% 96.5% 101.5% 97.8%
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
‘13 ‘11 ‘10 ‘09 ‘08 ‘06 ‘12 ‘07 ‘14/1Q*
*Data is based on YTD as of March 31, 2014.
’13 ‘11 ‘10 ‘09 ‘08 ‘06 ‘12 ‘07 ‘14/1Q*
*Data is based on TTM as of March 31, 2014.

$60.0
$40.0
$20.0
-
($20.0)
($40.0)
($60.0)
($80.0)
PTOI* ($ millions)
*Excludes interest expense
($5.2)
$30.0
($27.7)
($63.8)
$31.8
$40.6
$16.6

$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
-
GWP ($ millions)
$282.9
$706.0
$389.9
$438.5
$533.4
$583.9
$591.4

15.
General Liability 16%
Prof. Indemnity 12%
Int’l Casualty Treaty 3%
Directors & Officers 2%
Other 2%
Syndicate 1200 (31% of GWP)
About Us
• Well-established multi-class
platform at Lloyd’s of London
• Ranks among the largest
Syndicates at Lloyd’s by Stamp
Capacity
• Lloyd’s market ratings:
• ‘A’ (Excellent) by A.M. Best
• ‘A+’ (Strong) by S&P
GWP by Business Unit (TTM 3/31/14)
Property 47%
Liability 34%
Specialty 14%
Aerospace 4%
Property Fac 17%
Personal Accident 12%
N. Am. & Int’l Binders 12%
Other 5%
15.
115.2% 131.7% 95.8% 112.3%
‘12 ‘10 ‘09 ‘08 ‘11
96.2%
Combined Ratio
PTOI
92.4%
‘14/1Q*
Offshore Energy 6%
Onshore Energy 4%
Cargo 2%
Yachts & Hulls 2%
86.7%
’13
*Data is based on YTD as of March 31, 2014. *Data is based on TTM as of March 31, 2014.
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
’13 ‘10 ‘09 ‘08 ‘12
‘14/1Q*
‘11

Property & Engineering 4%

$60.0
$40.0
$20.0
-
($20.0)
($40.0)
($60.0)
($80.0)
PTOI* ($ millions)
*Excludes interest expense
$23.6
$50.3
$36.7
($67.7)
$15.7
$14.6
$7.6

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
-
GWP ($ millions)
$126.4
$162.9
$188.9
$198.2
$260.2
$290.6
$295.6

16.
International Specialty (15% of GWP)
About Us
• Bermuda team underwrites
16.
GWP by Business Unit (TTM 3/31/14)
Excess Casualty 20%
Professional Liability 11%
Brazil 23%
Marine Cargo 9%
Motor 5%
Financial Lines 6%
Combined Ratio
PTOI
Reinsurance 45%
Other Assumed Re 3%
Property Risk XS 3%
Property Pro Rata 7%
Property Cat 32%
71.7% 177.5% 52.3% 77.9%
‘12 ‘10 ‘09 ‘08 ‘11
97.1% 95.5%
‘14/1Q*
84.1%
’13
*Data is based on YTD as of March 31, 2014. *Data is based on TTM as of March 31, 2014.
Gross Written Premium Pre-Tax Operating Income & Combined Ratio
’13 ‘10 ‘09 ‘08 ‘12
‘14/1Q*
‘11
• Property cat, short tail per risk and
proportional treaty reinsurance worldwide
• Excess casualty and professional liability for
Fortune 1000 accounts
• Building diversity through international
expansion:
• Distributes through brokers
• Established primary operations in Brazil
• Established operations in Euro zone
• Established regional office in Dubai

17.
1Q 2014 Operating Results
17.
1Q 2014 1Q 2013
Gross Written Premiums $463.1 $438.2
Net Written Premiums 276.8 279.0
Earned Premiums 325.7 304.2
Losses and LAE 182.5 170.5
Other Reinsurance-Related Expenses 0.0 5.1
Underwriting, Acquisition and Insurance Expenses 128.7 126.7
Underwriting Income / (Loss) $14.5 $1.9
Net Investment Income 23.3 27.9
Fee Expense, net 1.4 0.0
Interest Expense 5.0 4.9
Operating Income / (Loss) $31.4 $24.9
Foreign Currency Exchange Gain / (Loss) 0.2 3.1
Net Realized Investment Gains  11.1 9.5
Pre-Tax Income / (Loss) $42.7 $37.5
Income Tax Provision 2.5 4.8
Net Income / (Loss) $40.2 $32.7
Operating Income (Loss) per Common Share (Diluted)
1
$0.93 $0.71
Net Income (Loss) per Common Share (Diluted) $1.49 $1.16
Loss Ratio
2
56.0% 57.0%
Expense Ratio
3
39.5% 42.4%
Combined Ratio 95.5% 99.4%
All data in millions except for per share data and ratio calculations.
(1) Calculated using an assumed tax rate of 20%.
(2) Defined as Losses & LAE / (Earned Premiums less Other Reinsurance-Related Expenses).
(3) Defined as Underwriting, Acquisition and Insurance Expenses / (Earned Premiums less Other Reinsurance-Related Expenses).

Asset Allocation

13% Equities
9% Short Term
10% Other
Fixed 68%
Maturities
Total:
$4.1b

Fixed Maturities by Type

17% Structured
Corporate 39%
15% Gov.
State/Muni 17%
12% Short Term

Equity Investments by Sector

5% Industrials
3% Materials
7% Financials
Energy 22%
7% Discretionary
9% Technology
11% Health Care
Consumer
Staples 23%
11% Funds

18.
17%
18.
As of March 31, 2014
• Duration of 2.7 years
• Average rating of ‘A+’
• Book yield of 2.7%*
• Very liquid
• Conservatively managed
Portfolio Characteristics
Total:
$0.5b
Total:
$3.2b*
*$2.8 billion in fixed maturities, $0.4 billion in short term
2% Utilities & Telecom
*Book yield is pre-tax & includes all fixed maturities
Conservative Investment Strategy

19.
Active Capital Management
Through share repurchases and dividends, we have returned over $315 million of capital and repurchased 25% of shares outstanding from 2010 through 1Q 2014
Note: Not adjusted for June 2013 stock dividend.
2010-1Q '14
($millions) 2010 2011 2012 2013 1Q 2014 Total
Total Shares O/S 31,206,796 31,285,469 31,384,271 34,066,889 34,180,904
Less: Treasury Shares 3,363,560 4,971,305 6,459,613 7,558,345 7,723,529
Net Shares 27,843,236 26,314,164 24,924,658 26,508,544 26,457,375
Shares Repurchased 3,217,561 1,607,745 1,488,308 1,098,732 165,184 7,577,530
As % of Beg. Net Shares 10% 6% 6% 4% 1% 25%
Avg. Repurchase Price/sh $33.05 $30.69 $29.89 $41.02 $45.34 $33.35
Total Repurchased ($mm) $106.3 $49.3 $44.5 $45.1 $7.5 $252.7
Dividends/sh $0.48 $0.48 $0.48 $0.60 $0.15 $2.19
Dividend Payments ($mm) $15.3 $14.2 $13.4 $16.1 $4.0 $63.0
Repurchases + Dividends ($mm) $121.7 $63.6 $57.9 $61.1 $11.5 $315.7

Argo Group
Peer Group
S&P 500
+90.0%
+80.0%
+70.0%
+60.0%
+50.0%
+40.0%
+30.0%
+20.0%
+10.0%
+0.0%
(10.0%)
(20.0%)
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
+72%
+38%
+35%

20.
Stock Price Performance – Last 2 Years
Source:  SNL Financial (as of 5/5/14).
Note: Peer Group consists of: Allied World, American Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators,
OneBeacon, RLI Corp, Selective Group, W.R. Berkley.

21.
Price/Book Jan-00 May-14
Argo 0.70x 0.77x
Peer Avg. 1.17x 1.18x
Difference 0.47x 0.41x
-
0.2x
0.4x
0.6x
0.8x
1.0x
1.2x
1.4x
1.6x
1.8x
2.0x
Jan-00 Jan-02 Jan-04 Jan-06 Jan-08 Jan-10 Jan-12 Jan-14
Argo Peer Group
Compelling Valuation vs. Peer Group
0.77x
1.18x
0.41x
Difference
Source:  SNL Financial (as of 5/5/14).
Note:  Price to book is average price/book across all peer companies based on latest reported book value as of 2/26/14.  Peer Group consists of: Allied World, American
Financial, Arch Capital, Aspen, AXIS Capital, Endurance, Global Indemnity, HCC, Markel, Navigators, OneBeacon, RLI Corp, Selective Group, W.R. Berkley.

22.
Well Positioned for Value Creation in 2014 and Beyond
• Compelling investment case
• Stock trading at a discount to book value and below peers
• Upside potential as past and ongoing efforts continue
We believe that Argo Group has potential to generate substantial value for new and existing investors.
• Significant changes to premium composition completed
• Results of re-underwriting and efficiency efforts are emerging in financials
• Modest pricing increases expected to favorably impact growth and loss ratios
• Continue to employ and attract some of the best talent in the industry
• Brazil has traction and is beginning to scale
• Building more revenue from non-risk bearing MGA strategy
• Incremental yield improvements can have a favorable impact on ROE
• Moderate financial leverage
• Strong balance sheet with adequate reserves and excellent asset quality